GUIDESTONE FUNDS

Supplement dated September 17, 2018

to

Prospectus dated May 1, 2018

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

 I.          FEES AND EXPENSES CHANGES FOR THE TARGET DATE FUNDS

Effective September 30, 2018, the fees and expenses for the Target Date Funds are restated.

Under the heading “Fees and Expenses” for the MyDestination 2015 Fund, on page 4, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.06%	0.29%
Acquired fund fees and expenses(1)	0.46%	0.46%
Total annual Fund operating expenses	0.62%	0.85%
Fee waiver(2)	(0.12)%	(0.10)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)

Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year based on the Fund’s asset class allocations and, therefore, its investments among the Select Funds and other investments.

(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class (excluding extraordinary expenses). This contractual waiver and reimbursement applies to Fund operating expenses and, should it be needed, will remain in place until April 30, 2020. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the expenses were incurred or waived or during the year in which the repayment would be made, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses” for the MyDestination 2015 Fund, on page 4, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$186	$ 261
5 Years	$334	$ 462
10 Years	$763	$1,040

i

Under the heading “Fees and Expenses” for the MyDestination 2025 Fund, on page 11, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.04%	0.28%
Acquired fund fees and expenses(1)	0.45%	0.45%
Total annual Fund operating expenses	0.59%	0.83%
Fee waiver(2)	(0.09)%	(0.08)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)

Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year based on the Fund’s asset class allocations and, therefore, its investments among the Select Funds and other investments.

(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class (excluding extraordinary expenses). This contractual waiver and reimbursement applies to Fund operating expenses and, should it be needed, will remain in place until April 30, 2020. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the expenses were incurred or waived or during the year in which the repayment would be made, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses” for the MyDestination 2025 Fund, on page 11, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$180	$ 257
5 Years	$320	$ 453
10 Years	$729	$1,018

Under the heading “Fees and Expenses” for the MyDestination 2035 Fund, on page 18, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.05%	0.29%
Acquired fund fees and expenses(1)	0.41%	0.41%
Total annual Fund operating expenses	0.56%	0.80%
Fee waiver(2)	(0.06)%	(0.05)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)

Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year based on the Fund’s asset class allocations and, therefore, its investments among the Select Funds and other investments.

(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class (excluding extraordinary expenses). This contractual waiver and reimbursement applies to Fund operating expenses and, should it be needed, will remain in place until April 30, 2020. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the expenses were incurred or waived or during the year in which the repayment would be made, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses” for the MyDestination 2035 Fund, on page 18, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$173	$250
5 Years	$307	$439
10 Years	$696	$985

Under the heading “Fees and Expenses” for the MyDestination 2045 Fund, on page 25, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.06%	0.30%
Acquired fund fees and expenses(1)	0.40%	0.40%
Total annual Fund operating expenses	0.56%	0.80%
Fee waiver(2)	(0.06)%	(0.05)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)

Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year based on the Fund’s asset class allocations and, therefore, its investments among the Select Funds and other investments.

(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class (excluding extraordinary expenses). This contractual waiver and reimbursement applies to Fund operating expenses and, should it be needed, will remain in place until April 30, 2020. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the expenses were incurred or waived or during the year in which the repayment would be made, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses” for the MyDestination 2045 Fund, on page 25, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$173	$250
5 Years	$307	$439
10 Years	$696	$985

Under the heading “Fees and Expenses” for the MyDestination 2055 Fund, on page 32, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.23%	0.45%
Acquired fund fees and expenses(1)	0.40%	0.40%
Total annual Fund operating expenses	0.73%	0.95%
Fee waiver(2)	(0.23)%	(0.20)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)

Acquired fund fees and expenses have been restated to reflect estimated expenses for the current fiscal year based on the Fund’s asset class allocations and, therefore, its investments among the Select Funds and other investments.

(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class (excluding extraordinary expenses). This contractual waiver and reimbursement applies to Fund operating expenses and, should it be needed, will remain in place until April 30, 2020. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the expenses were incurred or waived or during the year in which the repayment would be made, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses” for the MyDestination 2055 Fund, on page 32, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$210	$ 283
5 Years	$383	$ 506
10 Years	$885	$1,148

II.           PRINCIPAL INVESTMENT RISK CHANGES TO THE

DEFENSIVE MARKET STRATEGIES FUND

Under the heading “Principal Investment Risks,” beginning on page 97, the following disclosure is added in alphabetical order.

●

Volatility Risk: The Fund may be unsuccessful in maintaining a portfolio of investments that minimize volatility, and there is a risk that the Fund may experience more than minimal volatility. Securities held by the Fund are subject to price volatility and the prices may not be any less, and may be more, volatile than the market as a whole. In addition, the use of volatility management techniques may limit the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.

III.        SUB-ADVISER CHANGES FOR THE SMALL CAP EQUITY FUND

Effective September 11, 2018, RBC Global Asset Management (U.S.) Inc. (“RBC”) no longer serves as sub-adviser to the Small Cap Equity Fund, and effective on or about September 28, 2018, Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) are appointed as sub-advisers to the Small Cap Equity Fund. All references in the Prospectus to RBC are deleted in their entirety. In addition, the following changes are made:

In the section “Sub-Advisers and Portfolio Managers” for the Small Cap Equity Fund, on page 126, the following disclosure is added in alphabetical order:

Delaware Investments Fund Advisers
Christopher S. Adams, CFA Vice President and Senior Portfolio Manager	Since September 2018
Francis X. Morris Executive Director and Chief Investment Officer – Core Equity	Since September 2018
Michael S. Morris, CFA Vice President and Senior Portfolio Manager	Since September 2018
Donald G. Padilla, CFA Vice President and Senior Portfolio Manager	Since September 2018
David E. Reidinger Vice President and Senior Portfolio Manager	Since September 2018
Jacobs Levy Equity Management, Inc.
Bruce I. Jacobs, Ph.D. Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since September 2018
Kenneth N. Levy, CFA Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since September 2018

Under the heading “Sub-Advisers” for the Small Cap Equity Fund, beginning on page 179, the following disclosures pertaining to DIFA and Jacobs Levy are added in alphabetical order:

Delaware Investments Fund Advisers (“DIFA”), Once Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103: DIFA, and its predecessors, including Delaware Management Company, have been managing assets since 1938. As of June 30, 2018, DIFA and its affiliates managed approximately $249 billion in assets under management across multiple asset classes in various institutional or separately managed investment company and insurance accounts. The Core Equity Team manages the firm’s assigned portion of the Small Cap Equity Fund. The team is led by Francis X. Morris, Executive Director and Chief Investment Officer – Core Equity. The other members of the team, who each hold the title of Vice President and Senior Portfolio Manager, are: Christopher S. Adams, CFA; Michael S. Morris, CFA; Donald G. Padilla, CFA; and David E. Reidinger. Messrs. Adams, Morris, Morris and Padilla have served as portfolio managers with the firm for more than five years. Mr. Reidinger joined the team in 2016, and prior to this, he spent 12 years as a Senior Analyst and Portfolio Manager at Chartwell Investment Partners.

v

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), 100 Campus Drive, 2nd Floor West, Florham Park New Jersey 07932: Jacobs Levy is a New Jersey based investment adviser founded in 1986. The firm’s core business activity is managing U.S. equity portfolios for clients, which include institutions with separately managed accounts, registered investment companies and pooled investment vehicles intended for sophisticated, institutional investors. As of June 30, 2018, Jacobs Levy had assets under management of approximately $8.3 billion. The firm was founded by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA, who are Principals, Co-Chief Investment Officers, Portfolio Managers and Co-Directors of Research. Dr. Jacobs and Mr. Levy have ultimate investment management responsibility for the firm’s assigned portion of the Small Cap Equity Fund.

IV.        PRINCIPAL INVESTMENT RISK CHANGES TO THE

SMALL CAP EQUITY FUND

Under the heading “Principal Investments Risks,” beginning on page 123, the following disclosure is added in alphabetical order.

●

Quantitative Strategy Risk: Quantitative inputs and models use historical company, economic or industry data to evaluate prospective investments or to generate forecasts. Investments selected using quantitative methods may perform differently than analysis of their historical trends would suggest and may perform differently from the market as a whole. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. There can be no assurance that these methodologies will enable the Fund to achieve its objective or that the models will perform as expected.

V.        FEES AND EXPENSES CHANGES FOR THE

INTERNATIONAL EQUITY INDEX FUND

Effective September 30, 2018, the fees and expenses for the International Equity Index Fund are restated.

Under the heading “Fees and Expenses”, on page 127, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management fee	0.12%
Other expenses	0.23%
Acquired fund fees and expenses	0.01%
Total annual Fund operating expenses	0.36%
Fee waiver(1)	(0.14)%
Total annual Fund operating expenses (after fee waiver)	0.22%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.22% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2020. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of the repayment, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses”, on page 127, the Expense Example table is deleted in its entirety and replaced with the following:

Institutional Class
1 Year	$ 23
3 Years	$102
5 Years	$188
10 Years	$442

VI.        CHANGES TO CONTRACTUAL EXPENSE LIMITATIONS OF THE FUNDS

Effective September 30, 2018, the Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual Fund operating expenses as noted below.

Under the section “Adviser,” the Contractual Expense Limitation table and the paragraph following the table, on page 171, are deleted in their entirety and replaced with the following:

Fund	Contractual Expense Limitation
	Institutional Class	Investor Class
MyDestination 2015 Fund	0.50%	0.75%
MyDestination 2025 Fund	0.50%	0.75%
MyDestination 2035 Fund	0.50%	0.75%
MyDestination 2045 Fund	0.50%	0.75%
MyDestination 2055 Fund	0.50%	0.75%
Strategic Alternatives Fund	1.28%	1.53%
Equity Index Fund	0.15%	–
International Equity Index Fund	0.22%	–
Emerging Markets Equity Fund	1.32%	1.57%

For the Target Date Funds (MyDestination Funds®), the contractual waiver and reimbursement applies to the operating expenses of each Fund, excluding extraordinary expenses. For the other Funds listed above, the contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities. Should it be needed, the contractual waiver and expense reimbursement will remain in place until April 30, 2019, for the Strategic Alternatives Fund and Emerging Markets Equity Fund, and will remain in place until April 30, 2020, for each Target Date Fund, Equity Index Fund and International Equity Index Fund. Pursuant to these arrangements, the Adviser may be repaid expenses previously waived or reimbursed within three years after such waiver or reimbursement so long as the repayment does not cause the Fund to exceed the expense limitation in place during the year in which the expenses were incurred or waived or during the year in which the repayment would be made, whichever is lower. In addition, the Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to a Fund’s investment in the Investor Class of affiliated Fund through April 30, 2019. This fee waiver is not subject to recoupment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUIDESTONE FUNDS

Supplement dated September 17, 2018

to

Statement of Additional Information (“SAI”) dated May 1, 2018

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.        SUB-ADVISER CHANGES FOR THE SMALL CAP EQUITY FUND

Effective September 11, 2018, RBC Global Asset Management (U.S.) Inc. (“RBC”) no longer serves as sub-adviser to the Small Cap Equity Fund, and effective on or about September 28, 2018, Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) are appointed as sub-advisers to the Small Cap Equity Fund. All references in the SAI to RBC are deleted in their entirety. In addition, the following changes are made:

In the section disclosing “Control Persons of Sub-Advisers,” on page 71, the following paragraphs are added in alphabetical order for the Small Cap Equity Fund:

Delaware Investments Fund Advisers (“DIFA”), One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania, 19103: DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services. Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie and its subsidiaries and affiliates worldwide.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), 100 Campus Drive, 2nd Floor West, Florham Park, New Jersey, 07932: Jacobs Levy is equally owned and controlled by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA.

i

The “Other Accounts Managed” chart, beginning on page 73, is amended as follows to add the disclosures for DIFA and Jacobs Levy, in alphabetical order. This information is current as of June 30, 2018.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based
							on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

Delaware Investments Fund Advisors

Christopher S. Adams, CFA	3	$5,100	1	$14.7	23	$1,300	N/A	N/A	N/A	N/A	1	$49.6

Francis X. Morris	5	$5,400	1	$14.7	23	$1,300	N/A	N/A	N/A	N/A	1	$49.6

Michael S. Morris, CFA	3	$5,100	1	$14.7	23	$1,300	N/A	N/A	N/A	N/A	1	$49.6

Donald G. Padilla, CFA	3	$5,100	1	$14.7	23	$1,300	N/A	N/A	N/A	N/A	1	$49.6

David E. Reidinger	3	$5,100	1	$14.7	23	$1,300	N/A	N/A	N/A	N/A	1	$49.6

Jacobs Levy Equity Management, Inc.*	9	$1,611	12	$1,714	86	$4,995	N/A	N/A	N/A	N/A	5	$940

Bruce I. Jacobs, Ph.D.

Kenneth N. Levy, CFA

*The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-today management of a portion of the accounts listed in each category.

ii

In the section disclosing “Portfolio Manager Compensation,” beginning on page 82, the following disclosures pertaining to DIFA and Jacobs Levy are added in alphabetical order. This information is current as of June 30, 2018.

Delaware Investments Fund Advisers (“DIFA”). Each portfolio manager’s compensation consists of a combination of base salary, an incentive profit-share tied to performance and long-term equity. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three- and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indexes. Three- and five-year performance is weighted more heavily, and there is no objective award for a fund whose performance falls below the 50th percentile for a given period of time.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

●

Macquarie Investment Management Notional Investment Plan. A portion of a portfolio manager’s retained profit-share may be notionally exposed to the return of certain funds within the Delaware Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

●

Macquarie Group Employee Retained Equity Plan (“MEREP”). A portion of a portfolio manager’s retained profit-share may be invested in the MEREP, which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie Group share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

In addition, portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”). Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacob Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. (For example, the benchmark for the Small Cap Equity Fund is the Russell 2000® Index.) In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.

iii

In “Appendix B – Descriptions of Proxy Voting Procedures,” the following disclosures pertaining to DIFA and Jacobs Levy are added in alphabetical order:

Delaware Investments Fund Advisers (“DIFA”). DIFA is a series of Macquarie Investment Management Business Trust (“MIMBT”). If and when proxies need to be voted on behalf of clients, DIFA will vote such proxies pursuant to the MIMBT Proxy Voting Policies and Procedures (the “Procedures”). To help make sure that DIFA votes client proxies in accordance with the Procedures and in the best interests of clients, MIMBT has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing DIFA’s proxy voting process. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow DIFA to vote proxies in a manner consistent with the goal of voting in the best interests of clients. In order to facilitate the actual process of voting proxies, DIFA has contracted with Institutional Shareholder Services (“ISS”) to review and analyze proxy statements and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for a client, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, DIFA will normally vote against management’s position when it runs counter to the firm’s specific Proxy Voting Guidelines (the “Guidelines”), and DIFA will also vote against management’s recommendation when it believes that such position is not in the best interests of clients.

As stated previously, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

MIMBT has a section in the Procedures that addresses the possibility of conflicts of interest. Most proxies received by DIFA on behalf of clients are voted by ISS in accordance with the Procedures. Because almost all DIFA-related client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the firm to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DIFA during the proxy voting process. In the very limited instances where DIFA is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DIFA or affiliated persons of DIFA. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”). Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of clients, proxies will be voted in their best interests in accordance with Jacobs Levy’s policies and procedures.

iv

The chief compliance officer is responsible for ensuring proxies are voted in accordance with the Jacobs Levy guidelines. Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with recommendations provided by Institutional Shareholder Services (“ISS”), a third-party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals, such as electing directors and selection of auditors. Jacobs Levy’s policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS’s recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.

The chief compliance officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

II.         CHANGES TO CONTRACTUAL EXPENSE LIMITATIONS OF THE FUNDS

Effective September 30, 2018, the Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual Fund operating expenses as noted below.

Under the section “Adviser,” the paragraph on page 62 is deleted in its entirety and replaced with the following:

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds, which exceed, in the aggregate, a specified annual percentage rate of the average daily net assets of the Fund’s Institutional Class and/or Investor Class, which are set forth in the Prospectus for the Fund. For each Target Date Fund, the contractual waiver and reimbursement, which will remain in place until April 30, 2020, applies to the operating expenses of each Fund, excluding extraordinary expenses. For the applicable Select Funds, the contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities. The contractual waiver and expense reimbursement will remain in place until April 30, 2019, for the Strategic Alternatives Fund and Emerging Markets Equity Fund and will remain in place until April 30, 2020, for the Equity Index Fund and International Equity Index Fund. In addition, the Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to a Fund’s investment in Investor Class shares of another Fund through April 30, 2019. This fee waiver is not subject to reimbursement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

v